AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
February 2011

For the month of February 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.43% and a net return of 0.39%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.25% for the month.

February 2011 gross relative performance:  +0.18%

Performance for periods ended February 31, 2010 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.76%	5.13%	6.44%	6.33%	6.16%
HIT Total Net Rate of Return	0.68%	4.67%	5.99%	5.88%	5.74%
Barclays Capital Aggregate Bond Index	0.37%	4.93%	5.40%	5.80%	5.61%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance by the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads relative to Treasuries tightened in most sectors.  Ginnie Mae permanent loan certificate spreads tightened by approximately 6 basis points (bps) and Ginnie Mae construction/ permanent loan certificate spreads tightened by approximately 13 bps. Fannie Mae multifamily DUS experienced a mixed performance, with the more callable structures outperforming the more bullet-like structures. Spread performance ranged from tightening 8 bps to widening 4 bps, depending on structure.

●
The portfolio’s structural overweight to spread-based assets as swap spreads tightened across the yield curve for maturities shorter than 7 years.  Swap spreads relative to Treasuries tightened by approximately 3 bps for 2-year maturity and widened by approximately 2 bps for the 10-year maturity.

Negative contributions to the HIT’s performance included:

●
The HIT’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 11, 60, 85, and 67 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST                                                 February 2011 Performance Commentary

Approximately 95% of the HIT portfolio was AAA-rated or carried a U.S. government or government-sponsored enterprise (GSE) guarantee, versus approximately 77% of the Barclay Aggregate at the end of February.

●
The portfolio’s underweight to private-label commercial MBS (CMBS) as this sector was the best performing in the Barclays Aggregate.  CMBS posted 107 bps of excess return for the month.  The portfolio had 0.6% allocated to CMBS, compared to 2.5% in the index.

●
Strong corporate bond performance as this sector was the second best performing sector in the index, with excess returns of 68 bps.  Corporate bonds comprised 19.2% of the Barclays Aggregate at the end of the month, whereas the HIT does not invest in corporate bonds.

February 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.07%	0	5.31
Agencies	+0.01%	10	3.25
Single family agency MBS (RMBS)	+0.25%	21	4.52
Corporates	+0.79%	68	6.52
Commercial MBS (CMBS)	+0.79%	107	3.72
Asset-backed securities (ABS)	-0.01%	13	3.30

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	1/31/11	2/28/11	Change
3 Month	0.145%	0.135%	-0.010%
6 Month	0.160%	0.160%	0.000%
1 Year	0.237%	0.237%	0.000%
2 Year	0.562%	0.680%	0.118%
3 Year	0.957%	1.164%	0.207%
5 Year	1.941%	2.138%	0.198%
7 Year	2.706%	2.837%	0.130%
10 Year	3.370%	3.427%	0.057%
30 Year	4.571%	4.501%	-0.071%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.